U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

SHEA HOMES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

CALIFORNIA	333-177328	95-4240219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Brea Canyon Road, Walnut, California 91789

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (909) 594-9500

Not Applicable

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 9, 2015, Shea Homes Limited Partnership (the “Company”) disclosed new home sales and active selling communities for the two months ended February 28, 2015 in the accompanying Exhibit 99.1 attached hereto.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Item 7.01.	Regulation FD Disclosure

In connection with the Company’s previously announced notes offering, the Company disclosed certain other business information in the accompanying Exhibit 99.1 attached hereto.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated March 9, 2015

This Current Report on Form 8-K contains forward-looking statements and information relating to the Company and its subsidiaries, which are based on the beliefs of, as well as assumptions made by, and information currently available to, our management. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “anticipate,” “appear” and “project” and similar expressions, as they relate to the Company and its subsidiaries are intended to identify forward-looking statements. These statements reflect the Company’s current views with respect to future events, are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Further, certain forward-looking statements are based upon assumptions of future events that may not prove to be accurate. Such statements involve known and unknown risks, uncertainties, assumptions and other factors many of which are out of the Company’s and its subsidiaries’ control and are difficult to forecast and that may cause actual results to differ materially from those that may be described or implied. Such factors include but are not limited to: changes in employment levels; changes in the availability of financing for homebuyers; changes in interest rates; changes in consumer confidence; changes in levels of new and existing homes for sale; changes in demographic trends; changes in housing demand; changes in home prices; elimination or reduction of the tax benefits associated with owning a home; litigation risks associated with home warranty and construction defect and other claims; and various other factors, both referenced and not referenced above, and included in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance or achievements may vary materially from those described as anticipated, believed, estimated, expected, intended, planned or projected. Except as required by law, the Company and its subsidiaries neither intend nor assume any obligation to revise or update these forward-looking statements, which speak only as of their dates. Shea Homes the Company and its subsidiaries nonetheless reserve the right to make such updates from time to time by press release, periodic report or other method of public disclosure without the need for specific reference to this Current Report on Form 8-K. No such update shall be deemed to indicate that other statements not addressed by such update remain correct or create an obligation to provide any other updates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEA HOMES LIMITED PARTNERSHIP

By:	/s/ Andrew H. Parnes
Name:	Andrew H. Parnes
Title:	Chief Financial Officer

Date: March 9, 2015

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated March 9, 2015